J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                     Re:     Insured Municipal Securities Trust,
                             New York Navigator Insured Series 13
                             and New Jersey Navigator Insured Series 9

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-56918 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,




                                    Frank A. Ciccotto



FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                       Re:     Insured Municipal Securities Trust,
                               Series 31, New York Navigator Insured
                               Series 14 and New Jersey Navigator
                               Insured Series 10

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-60604 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                  Re:     Insured Municipal Securities Trust,
                          Series 32, New York Navigator Insured
                          Series 16 and New Jersey Navigator
                          Insured Series 12

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-52397 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                      Re:     Insured Municipal Securities Trust,
                              Series 33, New York Navigator Insured
                              Series 17 and New Jersey Navigator
                              Insured Series 13

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-58167 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh